UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): July 21, 2026

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 21, 2026, the Board of Directors of Boston Scientific Corporation (the “Company”) approved a new global restructuring program (the “2026 Restructuring Plan”). The 2026 Restructuring Plan is intended to support the Company’s efforts to drive sustained cost efficiencies and enable continued growth by ensuring that the Company is structured and resourced to support its strategic priorities.

Key activities under the 2026 Restructuring Plan will include supply chain optimization, including transferring certain production lines among facilities, targeted functional transformation and organizational structure evolution to drive sustained cost efficiencies. These activities are expected to be initiated in 2026 and to be substantially completed by the end of 2029.

While new jobs are created in areas of growth and resources are deployed to support the Company’s portfolio and global market needs, the Company does expect some headcount reductions to result from these restructuring activities.

The implementation of the 2026 Restructuring Plan is estimated to result in total pre-tax charges of approximately $700 million to $800 million, of which approximately $600 million to $700 million is expected to result in future cash outlays, and reduce gross annual pre-tax expenses by approximately $500 million as program benefits are realized. The Company expects a substantial portion of the savings to be reinvested in strategic growth initiatives. The following table provides a summary of our estimates of total pre-tax charges associated with the 2026 Restructuring Plan by major type of cost:

Type of Cost (in millions)	Total Estimated Amount Expected to be Incurred
Transfer costs(1)	$300 - $350
Termination benefits(2)	275 - 300
Other(3)	125 - 150
$700 - $800
(1) Represents costs to transfer product manufacturing lines between geographically dispersed facilities.
(2) Plans detailing specific employee impacts will be developed for each affected region and business, working with employee representative bodies where required under local laws.
(3) Consists of consulting fees and costs associated with contractual cancellations as well as other costs directly related to the restructuring program, including program management, accelerated depreciation and fixed asset write-offs.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements that the Company may make from time to time, including statements contained in this Current Report on Form 8-K and information incorporated by reference herein, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend,” “aim,” “goal,” “target,” “continue,” “hope,” “may” and similar words. These forward-looking statements are based on the Company’s beliefs, assumptions and estimates using information available to it at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the Company’s business plans and strategy and the execution and effect of the 2026 Restructuring Program, including estimated charges, program benefits and expense reductions. If the Company’s underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by the forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect the Company’s ability to implement its business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this Current Report on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of the forward-looking statements.

Factors that may cause such differences include, among other things: economic conditions, including the impact of foreign currency fluctuations; future U.S. and global political, competitive, reimbursement and regulatory conditions, including changing trade and tariff policies; geopolitical conflicts and tensions; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; disruptions caused by public health emergencies or extreme weather or other climate change-related events; labor shortages and increases in labor costs; variations in outcomes of ongoing and future clinical trials and market studies; new product introductions; expected procedural volumes; the closing and integration of acquisitions; clinical trial results; demographic trends; intellectual property; litigation; financial market conditions; the execution and effect of the Company’s business strategy, including the Company’s cost-savings and growth initiatives including the 2026 Restructuring Program; and future business decisions made by the Company and its competitors. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond the Company’s control. For a further list and description of these and other important risks and uncertainties that may affect the Company’s future operations, refer to Part I, Item 1A. Risk

Factors in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which the Company may update in Part II, Item 1A. Risk Factors in subsequent Quarterly Reports on Form 10-Q that it will file hereafter. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in its expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements, except as required by law. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K and any statements incorporated herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2026	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary